UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report: April 27, 2018
VIRCO MFG. CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-8777	95-1613718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2027 Harpers Way
Torrance, California		90501
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (310) 533-0474

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Company is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Company has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 4.01 - Changes in Company’s Certifying Accountant
Item 9.01 - Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 4.01 Changes in Company’s Certifying Accountant

The Audit Committee of the Board of Directors of Virco Mfg. Corporation (the “Company”) has conducted a competitive process to select a firm to serve as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019. The Audit Committee invited several firms to participate in this process.
As a result of this process, on April 27, 2018, the Company appointed Deloitte & Touche LLP (“D&T”) as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019. In conjunction with the selection of D&T to serve as the Company’s independent registered public accounting firm, the Audit Committee dismissed Ernst & Young LLP (“E&Y”) from that role effective April 27, 2018.
The reports of E&Y on the Company’s consolidated financial statements as of and for the fiscal years ended January 31, 2018 and January 31, 2017 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended January 31, 2018 and January 31, 2017, respectively, and the subsequent interim period through April 27, 2018, there were (i) no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
The Company provided E&Y with a copy of the disclosures it is making in this Current Report on Form 8-K and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of E&Y’s letter, dated May 3, 2018, is attached hereto as Exhibit 16.1.
During the fiscal years ended January 31, 2018 and January 31, 2017 and the subsequent interim period through April 27, 2018, neither the Company nor anyone acting on its behalf has consulted with D&T on any of the matters or events set forth in Item 304(a)(2)(i) or 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
(d) Exhibit 16.1	Letter of Ernst & Young LLP, dated May 3, 2018

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIRCO MFG. CORPORATION (Registrant)

Date: May 3, 2018	/s/ Robert A. Virtue
(Signature)
	Name:	Robert A. Virtue
	Title:	Chief Executive Officer and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description
(d) Exhibit 16.1	Letter of Ernst & Young LLP, dated May 3, 2018